Other Income (Tables)	6 Months Ended
Mar. 31, 2026
Other Income [Abstract]
Schedule of Other Income

Other income consists primarily of the following:

	For the Six Month Ended March 31, 2026	For the Six Months Ended March 31, 2025
	US$	US$
Gain from settlement of student-deposit refunds with Renda*	-	1,200,000
Loss for football game	(600,000)	-
Gain from disposal of fixed assets	-	665,389
Others	(609)	28,124
Total	(600,609)	1,893,513

*	On March 1, 2025, the Company entered into an agreement with Renda whereby Renda assumed full responsibility for $1.2 million of student deposit refunds related to Miami University of Ohio (Regional Campuses), which were previously recorded in the Company’s accounts payable. Under this agreement, Renda will process and fulfill all refund requests directly, relieving the Company of this financial obligation.